THE RBB FUND, INC.

F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF

(Ticker: RBIL)

Supplement dated September 12, 2025

to the Prospectus and Statement of Additional Information (“SAI”), each dated February 14, 2025

Effective as of September 15, 2025, F/m Investments LLC, the investment adviser to the F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF (the “Fund”), has contractually agreed to lower its unitary management fee to 0.17% of the Fund’s average daily net assets. Prior to September 15, 2025, the Fund’s unitary management fee was 0.25%. All references in the Fund’s Prospectus and SAI are revised accordingly.

In addition, the “Fees and Expenses” table and “Example” in the section entitled “Summary Section F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF” of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Ultrashort TIPS Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.17%
Distribution (12b-1) Fees	None
Other Expenses(2)	None
Total Annual Fund Operating Expenses	0.17%

(1)	Prior to September 15, 2025, the unitary management fee was 0.25%.
(2)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the F/m Ultrashort TIPS Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$17	$55

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Please retain this supplement for your reference.